                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))

    [x] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to 'SS' 240.14a-12

                  Investment Grade Municipal Income Fund Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       (5) Total fee paid:

       ------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       ------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

       (3) Filing Party:

       ------------------------------------------------------------------------

       (4) Date Filed:

       ------------------------------------------------------------------------

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 16, 2003

                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. (the 'Fund') will be held on January 16, 2003 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (3) To elect two (2) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 15, 2002. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

November 29, 2002
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director for which you are entitled to cast a vote named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o
     John B. Smith, Jr. UGMA/UTMA....................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr., Executor

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                                PROXY STATEMENT

                              -------------------
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2003

    This proxy statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. (the 'Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 16, 2003, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 29, 2002.

    A majority of the shares outstanding on November 15, 2002, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ('APS') with respect to the election of the two directors to be elected by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 3, for which the required vote is a plurality of the votes cast on the matter.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote, and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 3, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the twelve nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the ten nominees for director named herein for which the holders of the common stock are entitled to vote and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, November 15, 2002, the Fund had outstanding 10,356,667 shares of common stock and 1,600 shares of the APS, representing 800 Series A shares and 800 Series B shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of UBS Global Asset Management (US) Inc. ('UBS Global AM,' formerly known as Brinson Advisors, Inc.) or UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

    UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG.
UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    The Fund's annual report containing financial statements for the fiscal year ended September 30, 2002, is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 3. ELECTION OF DIRECTORS

    Proposals 1 and 3 relate to the election of directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940, as amended ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected solely by holders of the APS. The other ten directors will be elected by holders of both the outstanding common stock and APS, voting together as a single class. Richard
Q. Armstrong, David J. Beaubien, E. Garrett Bewkes, Jr., Richard R. Burt, George
W. Gowen, William W. Hewitt, Jr., Morton L. Janklow, Frederic V. Malek, Carl W. Schafer and William D. White have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your APS shares will be voted FOR the election of all twelve nominees; and, if you are a holder of the common stock, your shares of common stock will be voted FOR the ten nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

---------
*UBS PaineWebber is a service mark of UBS AG.

    Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (20 persons) beneficially owned any shares of the Fund's common stock or APS on October 31, 2002.

    Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND       SERVED        DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----       ------        -------------------             ----------
INTERESTED DIRECTORS:
Margo N. Alexander*'D'; 55         Director      Since     Mrs. Alexander is an        Mrs. Alexander is a
                                                 1996      executive vice president    director or trustee of 22
                                                           of UBS PaineWebber (since   investment companies
                                                           March 1984). She was        (consisting of
                                                           chief executive officer     43 portfolios) for which
                                                           of UBS Global AM from       UBS Global AM or one of
                                                           January 1995 to October     its affiliates serves as
                                                           2000, a director (from      investment advisor, sub-
                                                           January 1995 to September   advisor or manager.
                                                           2001) and chairman (from
                                                           March 1999 to September
                                                           2001).

E. Garrett Bewkes, Jr.**'D'; 76  Director and    Since     Mr. Bewkes serves           Mr. Bewkes is a director
                                 Chairman of     1992      as a consultant to          or trustee of 35
                                 the Board of              UBS PaineWebber (since      investment companies
                                  Directors                May 1999). Prior to         (consisting of
                                                           November 2000, he was a     56 portfolios) for which
                                                           director of Paine Webber    UBS Global AM or one of
                                                           Group Inc. ('PW Group,'     its affiliates serves as
                                                           formerly the holding        investment advisor, sub-
                                                           company of                  advisor or manager.
                                                           UBS PaineWebber and
                                                           UBS Global AM) and prior
                                                           to 1996, he was a
                                                           consultant to PW Group.
                                                           Prior to 1988, he was
                                                           chairman of the board,
                                                           president and chief
                                                           executive officer of
                                                           American Bakeries
                                                           Company.


                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
INTERESTED DIRECTORS:
Margo N. Alexander*'D'; 55       None

E. Garrett Bewkes, Jr.**'D'; 76  Mr. Bewkes is also
                                 a director of
                                 Interstate Bakeries
                                 Corporation.

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND       SERVED        DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----       ------        -------------------             ----------
INDEPENDENT DIRECTORS:

Richard Q. Armstrong; 67           Director      Since     Mr. Armstrong is chairman   Mr. Armstrong is a
R.Q.A. Enterprises                               1995      and principal of R.Q.A.     director or trustee of 22
One Old Church Road --                                     Enterprises (management     investment companies
Unit # 6                                                   consulting firm) (since     (consisting of
Greenwich, CT 06830                                        April 1991 and principal    43 portfolios) for which
                                                           occupation since March      UBS Global AM or one of
                                                           1995). Mr. Armstrong was    its affiliates serves as
                                                           chairman of the board,      investment advisor, sub-
                                                           chief executive officer     advisor or manager.
                                                           and co-owner of
                                                           Adirondack Beverages
                                                           (producer and distributor
                                                           of soft drinks and
                                                           sparkling/still waters)
                                                           (October 1993 - March
                                                           1995). He was a partner
                                                           of The New England
                                                           Consulting Group
                                                           (management consulting
                                                           firm) (December 1992 -
                                                           September 1993). He was
                                                           managing director of LVMH
                                                           U.S. Corporation (U.S.
                                                           subsidiary of the French
                                                           luxury goods
                                                           conglomerate, Louis
                                                           Vuitton Moet Hennessey
                                                           Corporation)
                                                           (1987 - 1991) and
                                                           chairman of its wine and
                                                           spirits subsidiary,
                                                           Schieffelin & Somerset
                                                           Company (1987 - 1991).

David J. Beaubien; 68              Director      Since     Mr. Beaubien is chairman    Mr. Beaubien is a
101 Industrial Road                              2001      of Yankee Environmental     director or trustee of 22
Turners Falls, MA 01376                                    Systems, Inc., a            investment companies
                                                           manufacturer of             (consisting of
                                                           meteorological measuring    43 portfolios) for which
                                                           systems. Prior to January   UBS Global AM or one of
                                                           1991, he was senior vice    its affiliates serves as
                                                           president of EG&G, Inc.,    investment advisor, sub-
                                                           a company which makes and   advisor or manager.
                                                           provides a variety of
                                                           scientific and
                                                           technically oriented
                                                           products and services.
                                                           From 1985 to January
                                                           1995, Mr. Beaubien served
                                                           as a director or trustee
                                                           on the boards of the
                                                           Kidder, Peabody & Co.
                                                           Incorporated mutual
                                                           funds.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
INDEPENDENT DIRECTORS:

Richard Q. Armstrong; 67         Mr. Armstrong is
R.Q.A. Enterprises               also a director of
One Old Church Road --           AlFresh Beverages
Unit # 6                         Canada, Inc. (a
Greenwich, CT 06830              Canadian Beverage
                                 subsidiary of
                                 AlFresh Foods Inc.)
                                 (since October
                                 2000).

David J. Beaubien; 68            Mr. Beaubien is
101 Industrial Road              also a director of
Turners Falls, MA 01376          IEC Electronics,
                                 Inc., a
                                 manufacturer of
                                 electronic
                                 assemblies.

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND       SERVED        DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----       ------        -------------------             ----------
Richard R. Burt; 55                Director      Since     Mr. Burt is chairman        Mr. Burt is a director or
1275 Pennsylvania Ave., N.W.                     1995      of Diligence LLC            trustee of 22 investment
Washington, D.C. 20004                                     (international              companies (consisting of
                                                           information and security    43 portfolios) for which
                                                           firm) and IEP Advisors      UBS Global AM or one of
                                                           (international              its affiliates serves as
                                                           investments and             investment advisor, sub-
                                                           consulting firm). He was    advisor or manager.
                                                           the chief negotiator in
                                                           the Strategic Arms
                                                           Reduction Talks with the
                                                           former Soviet Union
                                                           (1989 - 1991) and the
                                                           U.S. Ambassador to the
                                                           Federal Republic of
                                                           Germany (1985 - 1989).
                                                           From 1991 - 1994, he
                                                           served as a partner of
                                                           McKinsey & Company
                                                           (management consulting
                                                           firm).

Meyer Feldberg; 60                 Director      Since     Mr. Feldberg is Dean and    Dean Feldberg is a
Columbia University                              1992      Professor of Management     director or trustee of 35
101 Uris Hall                                              of the Graduate School of   investment companies
New York, New York 10027                                   Business, Columbia          (consisting of
                                                           University. Prior to        56 portfolios) for which
                                                           1989, he was president of   UBS Global AM or one of
                                                           the Illinois Institute of   its affiliates serves as
                                                           Technology.                 investment advisor, sub-
                                                                                       advisor or manager.

George W. Gowen; 73                Director      Since     Mr. Gowen is a partner      Mr. Gowen is a director
666 Third Avenue                                 1996      in the law firm of          or trustee of 35
New York, New York 10017                                   Dunnington, Bartholow &     investment companies
                                                           Miller. Prior to May        (consisting of
                                                           1994, he was a partner in   56 portfolios) for which
                                                           the law firm of Fryer,      UBS Global AM or one of
                                                           Ross & Gowen.               its affiliates serves as
                                                                                       investment advisor, sub-
                                                                                       advisor or manager.


                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
Richard R. Burt; 55              Mr. Burt is also a
1275 Pennsylvania Ave., N.W.     director of
Washington, D.C. 20004           Hollinger
                                 International Inc.
                                 (publishing), The
                                 Central European
                                 Fund, Inc., The
                                 Germany Fund, Inc.,
                                 IGT, Inc. (provides
                                 technology to
                                 gaming and wagering
                                 industry) (since
                                 July 1999) and
                                 chairman of Weirton
                                 Steel Corp. (makes
                                 and finishes steel
                                 products) (since
                                 April 1996). He is
                                 also a director or
                                 trustee of funds in
                                 the Scudder Mutual
                                 Funds Family
                                 (consisting of
                                 47 portfolios).

Meyer Feldberg; 60               Dean Feldberg is
Columbia University              also a director of
101 Uris Hall                    Primedia Inc.
New York, New York 10027         (publishing),
                                 Federated
                                 Department Stores,
                                 Inc. (operator of
                                 department stores),
                                 Revlon, Inc.
                                 (cosmetics), Select
                                 Medical Inc.
                                 (healthcare
                                 services) and
                                 SAPPI, Ltd.
                                 (producer of
                                 paper).

George W. Gowen; 73              None
666 Third Avenue
New York, New York 10017

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND       SERVED        DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----       ------        -------------------             ----------
William W. Hewitt, Jr.***; 74      Director      Since     Mr. Hewitt is retired.      Mr. Hewitt is a director
c/o UBS Global Asset                             2001      From 1990 to January        or trustee of 22
Management (US) Inc.                                       1995, Mr. Hewitt served     investment companies
51 West 52nd Street                                        as a director or trustee    (consisting of
New York, New York 10019-6114                              on the boards of the        43 portfolios) for which
                                                           Kidder, Peabody & Co.       UBS Global AM or one of
                                                           Incorporated mutual         its affiliates serves as
                                                           funds. From 1986 - 1988,    investment advisor, sub-
                                                           he was an executive vice    advisor or manager.
                                                           president and director of
                                                           mutual funds, insurance
                                                           and trust services of
                                                           Shearson Lehman Brothers
                                                           Inc. From 1976 - 1986, he
                                                           was president of Merrill
                                                           Lynch Funds Distributor,
                                                           Inc.

Morton L. Janklow; 72              Director      Since     Mr. Janklow is senior       Mr. Janklow is a director
445 Park Avenue                                  2001      partner of Janklow &        or trustee of 22
New York, New York 10022                                   Nesbit Associates, an       investment companies
                                                           international literary      (consisting of
                                                           agency representing         43 portfolios) for which
                                                           leading authors in their    UBS Global AM or one of
                                                           relationships with          its affiliates serves as
                                                           publishers and motion       investment advisor, sub-
                                                           picture, television and     advisor or manager.
                                                           multi-media companies,
                                                           and of counsel to the law
                                                           firm of Janklow & Ashley.

Frederic V. Malek; 65              Director      Since     Mr. Malek is chairman of    Mr. Malek is a director
1455 Pennsylvania Avenue, N.W.                   1996      Thayer Capital Partners     or trustee of 22
Suite 350                                                  (merchant bank) and         investment companies
Washington, D.C. 20004                                     chairman of Thayer Hotel    (consisting of
                                                           Investors III, Thayer       43 portfolios) for which
                                                           Hotel Investors II and      UBS Global AM or one of
                                                           Lodging Opportunities       its affiliates serves as
                                                           Fund (hotel investment      investment advisor, sub-
                                                           partnerships). From         advisor or manager.
                                                           January 1992 to November
                                                           1992, he was campaign
                                                           manager of Bush-Quayle
                                                           '92. From 1990 to 1992,
                                                           he was vice chairman and,
                                                           from 1989 to 1990, he was
                                                           president of Northwest
                                                           Airlines Inc. and NWA
                                                           Inc. (holding company of
                                                           Northwest Airlines Inc.).
                                                           Prior to 1989, he was
                                                           employed by the Marriott
                                                           Corporation (hotels,
                                                           restaurants, airline
                                                           catering and contract
                                                           feeding), where he most
                                                           recently was an executive
                                                           vice president and
                                                           president of Marriott
                                                           Hotels and Resorts.
                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
William W. Hewitt, Jr.***; 74    Mr. Hewitt is also
c/o UBS Global Asset             a director or
Management (US) Inc.             trustee of Guardian
51 West 52nd Street              Life Insurance
New York, New York 10019-6114    Company Mutual
                                 Funds (consisting
                                 of 19 portfolios).

Morton L. Janklow; 72            None
445 Park Avenue
New York, New York 10022

Frederic V. Malek; 65            Mr. Malek is also a
1455 Pennsylvania Avenue, N.W.   director of Aegis
Suite 350                        Communications,
Washington, D.C. 20004           Inc.
                                 (tele-services),
                                 American Management
                                 Systems, Inc.
                                 (management
                                 consulting and
                                 computer related
                                 services),
                                 Automatic Data
                                 Processing, Inc.
                                 (computing
                                 services), CB
                                 Richard Ellis, Inc.
                                 (real estate
                                 services), FPL
                                 Group, Inc.
                                 (electric
                                 services), Manor
                                 Care, Inc. (health
                                 care), and
                                 Northwest Airlines
                                 Inc.

                                       6

                                 POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN
                                  HELD WITH      TIME       PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN
    NAME, ADDRESS, AND AGE           FUND       SERVED        DURING PAST 5 YEARS             BY NOMINEE
    ----------------------           ----       ------        -------------------             ----------
Carl W. Schafer; 66                Director      Since     Mr. Schafer is president    Mr. Schafer is a director
66 Witherspoon Street                            1996      of the Atlantic             or trustee of 22
#1100                                                      Foundation (charitable      investment companies
Princeton, NJ 08542                                        foundation). Prior to       (consisting of
                                                           January 1993, he was        43 portfolios) for which
                                                           chairman of the             UBS Global AM or one of
                                                           Investment Advisory         its affiliates serves as
                                                           Committee of the Howard     investment advisor, sub-
                                                           Hughes Medical Institute.   advisor or manager.

William D. White; 68               Director      Since     Mr. White is retired.       Mr. White is a director
P.O. Box 199                                     2001      From February 1989          or trustee of 22
Upper Black Eddy, PA 18972                                 through March 1994, he      investment companies
                                                           was president of the        (consisting of
                                                           National League of          43 portfolios) for which
                                                           Professional Baseball       UBS Global AM or one of
                                                           Clubs. Prior to 1989, he    its affiliates serves as
                                                           was a television            investment advisor, sub-
                                                           sportscaster for WPIX-TV,   advisor or manager.
                                                           New York. Mr. White
                                                           served on the Board of
                                                           Directors of Centel from
                                                           1989 to 1993 and until
                                                           recently on the board of
                                                           directors of Jefferson
                                                           Banks Incorporated,
                                                           Philadelphia, PA.

                                 OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         HELD BY NOMINEE
    ----------------------         ---------------
Carl W. Schafer; 66              Mr. Schafer is also
66 Witherspoon Street            a director of Labor
#1100                            Ready, Inc.
Princeton, NJ 08542              (temporary
                                 employment),
                                 Roadway Corp.
                                 (trucking),
                                 Guardian Life
                                 Insurance Company
                                 Mutual Funds
                                 (consisting of 19
                                 portfolios), the
                                 Harding, Loevner
                                 Funds (consisting
                                 of 4 portfolios),
                                 E.I.I. Realty
                                 Securities Trust
                                 (investment
                                 company) and
                                 Frontier Oil
                                 Corporation.

William D. White; 68             None
P.O. Box 199
Upper Black Eddy, PA 18972

---------

 * This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, NY 10019-6114.

 ** This person's business address is 51 West 52nd Street, New York, New York
    10019-6114.

*** Address for mailing purposes only.

'D' Mrs. Alexander and Mr. Bewkes are 'interested persons' of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.

               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                         DOLLAR RANGE     REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                          OF EQUITY          NOMINEE FOR WHICH UBS GLOBAL AM OR AN
                                          SECURITIES        AFFILIATE SERVES AS INVESTMENT ADVISOR,
                NOMINEE                   IN FUND'D'               SUB-ADVISOR OR MANAGER'D'
                -------                   ----------               -------------------------
INTERESTED DIRECTORS:
Margo N. Alexander.....................      None                      Over $100,000
E. Garrett Bewkes, Jr. ................      None                      Over $100,000

INDEPENDENT DIRECTORS:
Richard Q. Armstrong...................      None                      Over $100,000
David J. Beaubien......................      None                      Over $100,000
Richard R. Burt........................      None                    $10,001 - $50,000
Meyer Feldberg.........................      None                      Over $100,000
George W. Gowen........................      None                      Over $100,000
William W. Hewitt, Jr. ................      None                      Over $100,000
Morton L. Janklow......................      None                           None
Frederic V. Malek......................      None                    $50,001 - $100,000
Carl W. Schafer........................      None                    $50,001 - $100,000
William D. White.......................      None                       $1 - $10,000

---------

'D' Information regarding ownership of shares of the Fund is as of October 31, 2002; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2001.

    As of December 31, 2001, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The board of directors of the Fund met six times during the fiscal year ended September 30, 2002. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for: (i) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (ii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the Fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and who are independent as defined under the listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met twice during the fiscal year ended September 30, 2002, and each member attended those meetings.

    The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Board; and reviewing the composition of the board and the compensation arrangements for each of the directors. The Nominating Committee currently consists of Messrs. Gowen, Janklow, Schafer and White. The Nominating Committee did not meet during the fiscal year ended September 30, 2002. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope 'Nominating Committee.' The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. The board does not have a standing compensation committee.

    Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephonic meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

    Each director who has attained the age of seventy-two (72) years will be subject to retirement on the later of (a) the last day of the month in which he or she attains such age or (b) June 30, 2003. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                   TOTAL
                                                                                COMPENSATION
                                                                AGGREGATE      FROM THE FUND
                          NAME OF                              COMPENSATION       AND THE
                      PERSON, POSITION                        FROM THE FUND*   FUND COMPLEX**
                      ----------------                        --------------   --------------
Richard Q. Armstrong, Director..............................       $299           $ 94,395
David J. Beaubien, Director***..............................       $299           $ 71,238
Richard R. Burt, Director...................................       $299           $ 86,295
Meyer Feldberg, Director....................................       $338           $181,252
George W. Gowen, Director...................................       $314           $178,103
William W. Hewitt, Director***..............................       $322           $ 85,616
Morton L. Janklow, Director***..............................       $299           $ 64,988
Federick V. Malek, Director.................................       $299           $ 94,395
Carl W. Schafer, Director...................................       $299           $ 94,125
William D. White, Director***...............................       $299           $ 71,238

                                                        (footnotes on next page)

(footnotes from previous page)

'D' Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation from the funds.

 * Represents fees paid to each director during the fiscal year ended September 30, 2002.

 ** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 41 investment companies in the case of Messrs. Feldberg and Gowen; and (c) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

*** This person did not commence serving on the Fund's board until September
    2001.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended September 30, 2002, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending September 30, 2003. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Ernst & Young have been the Fund's independent auditors since July 25, 2001. On July 25, 2001, the Board of Directors of the Fund, upon the recommendation of the Board's Audit Committee, determined not to retain PricewaterhouseCoopers ('PwC') and approved a change of the Fund's independent auditors to Ernst & Young. For the fiscal years ended September 30, 2000 and September 30, 1999, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of PwC would have caused them to make reference to the disagreement in their report.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are $21,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES

    There were $151,000 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE        WITH THE FUND       SERVED          FOR WHICH PERSON SERVES AS OFFICER
   ----------------------        -------------       ------          ----------------------------------
Thomas Disbrow*; 36             Vice President     Since 2000   Mr. Disbrow is a director and a senior
                                 and Assistant                  manager of the mutual fund finance
                                   Treasurer                    department of UBS Global AM. Prior to
                                                                November 1999, he was a vice president of
                                                                Zweig/Glaser Advisers. Mr. Disbrow is a
                                                                vice president and assistant treasurer of
                                                                22 investment companies (consisting of 43
                                                                portfolios) for which UBS Global AM or one
                                                                of its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Amy R. Doberman*; 40            Vice President     Since 2000   Ms. Doberman is a managing director and
                                 and Secretary                  general counsel of UBS Global AM. From
                                                                December 1997 through July 2000, she was
                                                                general counsel of Aeltus Investment
                                                                Management, Inc. Prior to working at Aeltus,
                                                                Ms. Doberman was assistant chief counsel of
                                                                the SEC's Division of Investment Management.
                                                                Ms. Doberman is vice president and secretary
                                                                of UBS Supplementary Trust and a vice
                                                                president and secretary of 24 investment
                                                                companies (consisting of 81 portfolios) and
                                                                vice president and assistant secretary of
                                                                one investment company (consisting of 2
                                                                portfolios) for which UBS Global AM or one
                                                                of its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

                                                   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE        WITH THE FUND       SERVED          FOR WHICH PERSON SERVES AS OFFICER
   ----------------------        -------------       ------          ----------------------------------
Elbridge T. Gerry III*; 45      Vice President     Since 1996   Mr. Gerry is a managing director -- fixed
                                                                income of UBS Global AM. Mr. Gerry is a vice
                                                                president of 6 investment companies
                                                                (consisting of 11 portfolios) for which
                                                                UBS Global AM or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

David M. Goldenberg*; 36        Vice President     Since 2002   Mr. Goldenberg is an executive director and
                                 and Assistant                  deputy general counsel of UBS Global AM.
                                   Secretary                    From 2000 - 2002 he was director, legal
                                                                affairs at Lazard Asset Management. Mr.
                                                                Goldenberg was global director of compliance
                                                                for SSB Citi Asset Management Group from
                                                                1998 - 2000. He was associate general
                                                                counsel at Smith Barney Asset Management
                                                                from 1996 - 1998. Prior to working at Smith
                                                                Barney Asset Management, Mr. Goldenberg was
                                                                branch chief and senior counsel in the SEC's
                                                                Division of Investment Management.
                                                                Mr. Goldenberg is vice president and
                                                                assistant secretary of UBS Supplementary
                                                                Trust, vice president and assistant
                                                                secretary of 24 investment companies
                                                                (consisting of 81 portfolios) and a vice
                                                                president and secretary of one investment
                                                                company (consisting of 2 portfolios) for
                                                                which UBS Global AM or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

Kevin J. Mahoney*; 37           Vice President     Since 1999   Mr. Mahoney is a director and a senior
                                 and Assistant                  manager of the mutual fund finance department
                                   Treasurer                    of UBS Global AM. Prior to April 1999, he
                                                                was the manager of the mutual fund internal
                                                                control group of Salomon Smith Barney.
                                                                Mr. Mahoney is a vice president and assistant
                                                                treasurer of 22 investment companies
                                                                (consisting of 43 portfolios) for which
                                                                UBS Global AM or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE        WITH THE FUND       SERVED          FOR WHICH PERSON SERVES AS OFFICER
   ----------------------        -------------       ------          ----------------------------------
Paul H. Schubert*; 39           Vice President     Since 1994   Mr. Schubert is an executive director and
                                 and Treasurer                  head of the mutual fund finance department
                                                                of UBS Global AM. Mr. Schubert is treasurer
                                                                and principal accounting officer of
                                                                UBS Supplementary Trust and of two
                                                                investment companies (consisting of
                                                                38 portfolios) and a vice president and
                                                                treasurer of 22 investment companies
                                                                (consisting of 43 portfolios) and treasurer
                                                                and chief financial officer of one
                                                                investment company (consisting of
                                                                2 portfolios) for which UBS Global AM or
                                                                one of its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

Brian M. Storms*; 48               President       Since 2000   Mr. Storms is chief executive officer (since
                                                                July 2002), director and president of
                                                                UBS Global AM (since March 1999). He is also
                                                                chief executive officer (since July 2002), a
                                                                member of the board of directors and
                                                                president of UBS Global Asset Management
                                                                (Americas) Inc. ('UBS Global AM (Americas)')
                                                                and UBS Global Asset Management (New
                                                                York) Inc. ('UBS Global AM (New York)')
                                                                (since October 2001). Mr. Storms was chief
                                                                executive officer of UBS Global AM from
                                                                October 2000 to September 2001 and chief
                                                                operating officer (2001 - 2002). He was
                                                                chief operating officer of UBS Global AM
                                                                (Americas) and UBS Global AM (New York) from
                                                                September 2001 to July 2002. He was a
                                                                director or trustee of several investment
                                                                companies in the UBS Family of Funds
                                                                (1999 - 2001). He was president of
                                                                Prudential Investments (1996 - 1999). Prior
                                                                to joining Prudential Investments he was a
                                                                managing director at Fidelity Investments.
                                                                Mr. Storms is president and trustee of
                                                                UBS Supplementary Trust and of two
                                                                investment companies (consisting of 38
                                                                portfolios) and president of 22 investment
                                                                companies (consisting of 43 portfolios) and
                                                                trustee and chairman of one investment
                                                                company (consisting of 2 portfolios) for
                                                                which UBS Global AM or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                POSITION(S) HELD      TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX
   NAME, ADDRESS, AND AGE        WITH THE FUND       SERVED          FOR WHICH PERSON SERVES AS OFFICER
   ----------------------        -------------       ------          ----------------------------------
Keith A. Weller*; 41            Vice President     Since 1995   Mr. Weller is a director and senior
                                 and Assistant                  associate general counsel of
                                   Secretary                    UBS Global AM. Mr. Weller is a vice
                                                                president and assistant secretary of 22
                                                                investment companies (consisting of 43
                                                                portfolios) for which UBS Global AM or one
                                                                of its affiliates serves as investment
                                                                advisor, sub-advisor or manager.

---------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed by any board member or officer pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2004 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, NY 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than August 1, 2003 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

November 29, 2002

        ----------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
        ----------------------------------------------------------------
                                       14

                                                                       EXHIBIT A

                  AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

    The Audit and Contract Review Committee (the 'Committee') of the Boards of Trustees and Boards of Directors (each, a 'Board' and collectively, the 'Boards') of the funds for which UBS Global Asset Management (US) Inc.
('UBS Global AM') serves as investment adviser or investment manager (each, a 'Fund' and collectively, the 'Funds') is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the 'Act') and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

    In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of UBS Global AM.

    With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.

COMPOSITION

    The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

    A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

DUTIES AND RESPONSIBILITIES

    As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

AUDIT OVERSIGHT

     Recommend to the Board the selection of an independent public accounting firm.

     Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

     Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

     Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

     Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

     Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     As necessary, review with the independent auditors and management any 'illegal acts,' as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

     Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

     With respect to each Fund, obtain from management a representation that the Fund's principal executive officer and principal financial officer will provide the certification relating to financial statements required to accompany SEC filings on Form N-SAR (or on any superseding form adopted by the SEC). If either the principal executive officer or the principal financial officer cannot provide such a representation, the Committee will obtain a full report as to the reasons therefor and based on that report, take such actions as it deems necessary or appropriate.

     Discuss with management any complaints regarding accounting, internal accounting controls, or auditing matters affecting the Fund that are brought to the attention of the Fund's principal executive officer, principal financial officer or secretary and all significant deficiencies in the design or operation of internal controls and any related incidence of fraud, whether or not material.

CONTRACT REVIEW

     Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     Meet with such representatives of the service providers as the Committee deems necessary.

     Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

OTHER

     Review with the Fund's investment manager and sub-advisors:

      (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

      (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

LIMITS ON COMMITTEE LIABILITY

    The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This charter may be amended by a vote of a majority of the Committee members.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

       'Business relationship' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

     A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     A Director/Trustee who is an 'Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

    One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the UBS Global AM Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be 'financially literate'. A member of the Committee will be deemed to be 'financially literate' if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

---------------------------------
                       INVESTMENT
                            GRADE
                        MUNICIPAL
                 INCOME FUND INC.
---------------------------------


                                        ---------------------------------------
                                                                     INVESTMENT
                                                                          GRADE
                                                                      MUNICIPAL
                                                               INCOME FUND INC.
                                        ---------------------------------------


                                                      -------------------------
                                                      NOTICE OF
                                                      ANNUAL MEETING
                                                      TO BE HELD ON
                                                      JANUARY 16, 2003
                                                      AND
                                                      PROXY STATEMENT
                                                      -------------------------

PROXY
STATEMENT

                                                                      Appendix 1
                                                                          APS
                                                                         PROXY


                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 16, 2003

         The undersigned hereby apponts as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjourment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 43052, Providence, RI 02940-5105. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE

[X] PLEASE MARK VOTE AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Margo N. Alexander, (02) Richard Q. Armstrong, (03) David
             J. Beaubien, (04) E. Garrett Bewkes, Jr., (05) Richard R. Burt,
             (06) Meyer Feldberg, (07) George W. Gowen,
             (08) William W. Hewitt, Jr., (09) Morton L. Janklow,
             (10) Frederic V. Malek, (11) Carl W. Schafer and
             (12) William D. White.

  FOR                          WITHHOLD
  ALL    [ ]               [ ] FROM ALL
NOMINEES                       NOMINEES


[ ] _______________________________________
    For all nominees except as noted above


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


Sign exactly as name appears hereon.


Signature:
(if held jointly)_________________Date:_______Signature:__________Date:________

                                                                     Appendix 2
                                                                    COMMON STOCK
                                                                        PROXY


                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 16, 2003

         The undersigned hereby apponts as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjourment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 43052, Providence, RI 02940-5105. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE

[X] PLEASE MARK VOTE AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Richard Q. Armstrong, (02) David J. Beaubien,
             (03) E. Garrett Bewkes, Jr., (04) Richard R. Burt,
             (05) George W. Gowen, (06) William W. Hewitt, Jr.,
             (07) Morton L. Janklow, (08) Frederic V. Malek,
             (09) Carl W. Schafer and (10) William D. White.

  FOR                          WITHHOLD
  ALL    [ ]               [ ] FROM ALL
NOMINEES                       NOMINEES


[ ] _______________________________________
    For all nominees except as noted above


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


Sign exactly as name appears hereon.


Signature:
(if held jointly)_________________Date:_______Signature:__________Date:________






                          STATEMENT OF DIFFERENCES
                          ------------------------
 The service mark symbol shall be expressed as.......................... 'sm'
 The section symbol shall be expressed as............................... 'SS'
 The dagger symbol shall be expressed as................................ 'D'